                                                                  Exhibit 10.3.6

                              EMPLOYMENT AGREEMENT
                                    (PETERS)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and EDMOND L. PETERS ("Employee"). W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.   Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Senior Vice President, Procurement and Business Development. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform his duties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2.   Compensation.

     For Employee's services hereunder Employer shall pay to Employee

          (a) a salary at the rate of Two Hundred Twenty-Five Thousand ($225,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

          (b) the opportunity to earn an annual bonus of up to One Hundred Thousand ($100,000) Dollars for each fiscal year (ending October 31/st/) provided that

               (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

               (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

               (iii) Employer's financial statements for such year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

          2 (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by Section 5.

     3.   Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be located in the South Bend, Indiana area.

     4. Travel; Expenses. The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5.   Early Termination of Employment Term on Disability or Death.

          (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

          (b)  The Employment Term shall end upon the death of the Employee.

          (c) In the event of termination for disability or death, the Employer shall pay the Employee the $100,000 annual bonus provided for in
               Section 2(b) prorated for the period from the startof the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6.  Confidentiality; Competition.

         (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

         (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

          (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

          (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him ofthe provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7.   Benefits.

     The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8.   Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9.   Default by Employee. If the Employee shall:

          (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

          (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

          (iii) be convicted of a crime involving moral turpitude; or

          (iv) fail or neglect diligently to perform his duties hereunder and continue in his failure after written notice; or

          (v)  engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

     10.  Successors.

     The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

     11.  Automatic Roll-Over

     The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing.

     12.  Notices.

     Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

         To Employee:                       To Employer:
         -----------                        -----------

         Edmond L. Peters                         AM General Corporation
         52235 Avanelle Street                    105 North Niles Avenue
         Granger, IN   46530                      South Bend, IN 46617
                                                  Attention: President
                  with copy to:              The Renco Group, Inc.
                  ------------
                                             30 Rockefeller Plaza, 42/nd/ Floor
                                             New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

     13.  Waiver.

     The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

     14. Entire Agreement; Governing Law.

     There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

         Attest:                                       EMPLOYER:
                                                          AM GENERAL CORPORATION

         __________________________                    By ______________________

         Witness:                                          EMPLOYEE:

         ________________________                      _________________________
                                                       Edmond L. Peters

                                   SCHEDULE A
                     EDMOND L. PETERS/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                -----------------

         *AMG Retirement Plan

         *AMG ERISA Excess Plan

         *AMG Capital/Accumulation Plan

         *AMG Profit Sharing Plan

         *AMG Salary Continuation Plan
          (Section 5.0 only)

         *AMG Medical and Dental Care Plans

         *AMG Educational Reimbursement Plan

         *AMG Vacation Plan

         *AMG Health Care Plan

         *AMG Disability Income Plan

         *AMG Cafeteria Plan
              .  Life Insurance
              .  Benefit Bank
              .  Optional Disability Income
              .  Optional Vacation

         *AMG Executive Lease Vehicle Program

         *AMG Club Membership Program

         *AMG Executive Wellness Program

                              EMPLOYMENT AGREEMENT
                                    (CAFIERO)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and PAUL J. CAFIERO ("Employee").

                              W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.  Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Senior Vice President and Chief Financial Officer. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform hisduties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2.  Compensation.

     For Employee's services hereunder Employer shall pay to Employee

          (a) a salary at the rate of Two Hundred and Twenty-Five Thousand ($225,000) Dollars per year (or such greater amountas Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

          (b) the opportunity to earn an annual bonus of up to One Hundred Thousand ($100,000) Dollars for each fiscal year (ending October 31/st/) provided that

               (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

           (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

           (iii) Employer's financial statements forsuch year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

     2 (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by Section 5.

     3. Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be located in the South Bend, Indiana area.

     4. Travel; Expenses.

     The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5. Early Termination of Employment Term on Disability or Death.

        (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

        (b)  The Employment Term shall end upon the death of the Employee.

        (c) In the event of termination for disability or death, the Employer shall pay the Employee the $100,000 annual bonus provided for in
             Section 2(b) prorated for the period from the
               start of the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6.   Confidentiality; Competition.

          (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

          (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

          (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

          (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him of the provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7.   Benefits.

     The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8.   Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9.   Default by Employee.

     If the Employee shall:

          (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

          (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

          (iii) be convicted of a crime involving moral turpitude; or

         (iv) fail or neglect diligently to perform his duties hereunder and continue in his failure after written notice; or

         (v)  engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

     10. Successors.

     The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

     11. Automatic Roll-Over

     The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing.

     12. Notices.

     Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

     To Employee:                       To Employer:
     -----------                        -----------

     Paul J. Cafiero                           AM General Corporation
     17549 Irongate Court                      105 North Niles Avenue
     Granger, IN   46530                       South Bend, IN 46617
                                                Attention: President
                  with copy to:         The Renco Group, Inc.
                  ------------
                                        30 Rockefeller Plaza, 42nd Floor
                                        New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

     13. Waiver.

     The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

     14. Entire Agreement; Governing Law.

     There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

         Attest:                                     EMPLOYER:
                                                        AM GENERAL CORPORATION

         ___________________________                 By ________________________

         Witness:                                    EMPLOYEE:

         ___________________________                 ___________________________
                                                     Paul J. Cafiero

                                   SCHEDULE A
                     PAUL J. CAFIERO/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                -----------------

         *AMG Retirement Plan

         *AMG ERISA Excess Plan

         *AMG Capital/Accumulation Plan

         *AMG Profit Sharing Plan

         *AMG Salary Continuation Plan

          (Section 5.0 only)

         *AMG Medical and Dental Care Plans

         *AMG Educational Reimbursement Plan

         *AMG Vacation Plan

         *AMG Health Care Plan

         *AMG Disability Income Plan

         *AMG Cafeteria Plan
              . Life Insurance
              . Benefit Bank
              . Optional Disability Income
              . Optional Vacation

         *AMG Executive Lease Vehicle Program

         *AMG Club Membership Program

         *AMG Executive Wellness Program

                              EMPLOYMENT AGREEMENT
                                     (SMITH)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and RICKY RAY SMITH ("Employee").

                              W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Vice President - H2 Operations and Special Projects. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform his duties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2. Compensation.

     For Employee's services hereunder Employer shall pay to Employee

        (a) a salary at the rate of Two Hundred and Twenty-Five Thousand ($225,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

        (b) the opportunity to earn an annual bonus of up to One Hundred Thousand ($100,000) Dollars for each fiscal year (ending October 31st) provided that

             (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

            (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

            (iii) Employer's financial statements for such year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

     2 (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by Section 5.

     3. Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be located in the South Bend, Indiana area.

     4. Travel; Expenses.

     The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5. Early Termination of Employment Term on Disability or Death.

        (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

        (b) The Employment Term shall end upon the death of the Employee.

        (c) In the event of termination for disability or death, the Employer shall pay the Employee the $100,000 annual bonus provided for in
            Section 2(b) prorated for the period from the
               start of the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6.   Confidentiality; Competition.

          (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

          (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

        (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

        (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him of the provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7. Benefits.

         The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8. Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9. Default by Employee.

     If the Employee shall:

        (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

        (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

        (iii) be convicted of a crime involving moral turpitude; or

        (iv) fail or neglect diligently to perform his duties hereunder and continue in his failure after written notice; or

        (v)  engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

     10. Successors.

     The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

     11. Automatic Roll-Over

     The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing.

     12. Notices.

     Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

         To Employee:                       To Employer:
         -----------                        -----------

         Ricky Ray Smith                    AM General Corporation
         53199 Lehner Court                          105 North Niles Avenue
         Granger, IN   46530                         South Bend, IN 46617
                                                     Attention: President
                  with copy to:              The Renco Group, Inc.
                  ------------
                                             30 Rockefeller Plaza, 42/nd/ Floor
                                             New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

     13. Waiver.

     The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

     14. Entire Agreement; Governing Law.

     There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

         Attest:                                     EMPLOYER:
                                                          AM GENERAL CORPORATION

         ____________________________                By ________________________

         Witness:                                         EMPLOYEE:

         ____________________________                ___________________________
                                                     Ricky Ray Smith

                                   SCHEDULE A
                     RICKY RAY SMITH/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                -----------------

         *AMG Retirement Plan

         *AMG ERISA Excess Plan

         *AMG Capital/Accumulation Plan

         *AMG Profit Sharing Plan

         *AMG Salary Continuation Plan
          (Section 5.0 only)

         *AMG Medical and Dental Care Plans

         *AMG Educational Reimbursement Plan

         *AMG Vacation Plan

         *AMG Health Care Plan

         *AMG Disability Income Plan

         *AMG Cafeteria Plan
              .  Life Insurance
              .  Benefit Bank
              .  Optional Disability Income
              .  Optional Vacation

         *AMG Executive Lease Vehicle Program

         *AMG Executive Wellness Program

                              EMPLOYMENT AGREEMENT
                              --------------------
                                     (GULA)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and ROBERT J. GULA ("Employee").

                              W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Senior Vice President, Engineering and Product Development. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform his duties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2. Compensation.

     For Employee's services hereunder Employer shall pay to Employee

        (a) a salary at the rate of Two Hundred Five Thousand ($205,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

        (b) the opportunity to earn an annual bonus of up to Seventy-Five Thousand ($75,000) Dollars for each fiscal year (ending October 31st) provided that

             (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

            (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

            (iii) Employer's financial statements for such year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

     2 (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by Section 5.

     3. Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be in the Livonia, Michigan area.

     4. Travel; Expenses.

     The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5. Early Termination of Employment Term on Disability or Death.

        (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

        (b)  The Employment Term shall end upon the death of the Employee.

        (c) In the event of termination for disability or death, the Employer shall pay the Employee the $75,000 annual bonus provided for in
             Section 2(b) prorated for the period from the start of the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6. Confidentiality; Competition.

        (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

        (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

        (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

        (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him of the provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7. Benefits.

     The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8. Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9. Default by Employee.

     If the Employee shall:

        (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

        (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

        (iii) be convicted of a crime involving moral turpitude; or

         (iv) fail or neglect diligently to perform his duties hereunder and continue in his failure after written notice; or

         (v)  engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

     10. Successors.

     The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

     11. Automatic Roll-Over

     The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing.

     12. Notices.

     Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

         To Employee:                       To Employer:
         -----------                        -----------

         Robert J. Gula                              AM General Corporation
         5703 Alber Road                    105 North Niles Avenue
         Saline, MI   48176                          South Bend, IN 46617
                                                     Attention: President
                  with copy to:              The Renco Group, Inc.
                  ------------
                                             30 Rockefeller Plaza, 42/nd/ Floor
                                             New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

     13. Waiver.

     The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

     14. Entire Agreement; Governing Law.

     There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

         Attest:                                     EMPLOYER:

                                                          AM GENERAL CORPORATION

         ___________________________                 By ________________________

         Witness:                                    EMPLOYEE:

         ___________________________                 ___________________________
                                                     Robert J. Gula

                                   SCHEDULE A
                      ROBERT J. GULA/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                -----------------

         *AMG Retirement Plan

         *AMG ERISA Excess Plan

         *AMG Capital/Accumulation Plan

         *AMG Profit Sharing Plan

         *AMG Salary Continuation Plan
          (Section 5.0 only)

         *AMG Medical and Dental Care Plans

         *AMG Educational Reimbursement Plan

         *AMG Vacation Plan

         *AMG Health Care Plan

         *AMG Disability Income Plan

         *AMG Cafeteria Plan
              .  Life Insurance
              .  Benefit Bank
              .  Optional Disability Income
              .  Optional Vacation

         *AMG Executive Lease Vehicle Program

         *AMG Executive Wellness Program

                              EMPLOYMENT AGREEMENT
                                    (O'REAR)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and KEVIN DOYLE O'REAR ("Employee").

                              W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Vice President and General Counsel. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform his duties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2. Compensation.

     For Employee's services hereunder Employer shall pay to Employee

        (a) a salary at the rate of One Hundred Fifty Thousand ($150,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

        (b) the opportunity to earn an annual bonus of up to Fifty Thousand ($50,000) Dollars for each fiscal year (ending October 31st) provided that

            (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

             (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

             (iii) Employer's financial statements for such year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

        (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by Section 5.

     3. Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be located in the South Bend, Indiana area.

     4. Travel; Expenses.

     The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5. Early Termination of Employment Term on Disability or Death.

        (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

        (b)  The Employment Term shall end upon the death of the Employee.

        (c) In the event of termination for disability or death, the Employer shall pay the Employee the $50,000 annual bonus provided for in
             Section 2(b) prorated for the period from the start of the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6. Confidentiality; Competition.

        (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

        (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

        (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

        (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him of the provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7. Benefits.

     The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8. Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9. Default by Employee.

     If the Employee shall:

        (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

        (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

        (iii) be convicted of a crime involving moral turpitude; or

                  (iv) fail or neglect diligently to perform his duties
                       hereunder and continue in his failure after written notice; or

                  (v) engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

         10.      Successors.

         The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

         11.      Automatic Roll-Over

         The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing

         12.      Notices.

         Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

         To Employee:                          To Employer:
         ------------                          ------------

         Kevin Doyle O'Rear                          AM General Corporation
         51630 Bluffside Court                       105 North Niles Avenue
         Granger, IN   46530                         South Bend, IN 46617
                                                     Attention: President
              with copy to:                     The Renco Group, Inc.
              ------------
                                                30 Rockefeller Plaza, 42nd Floor
                                                New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

         13.      Waiver.

         The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

         14.   Entire Agreement; Governing Law.

         There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

         Attest:                                     EMPLOYER:
                                                          AM GENERAL CORPORATION
         ___________________________
                                                     By ________________________

         Witness:                                         EMPLOYEE:

         ___________________________                 ___________________________
                                                         Kevin Doyle O'Rear

                                   SCHEDULE A
                    Kevin Doyle O'Rear/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                -----------------

         *AMG Retirement Plan

         *AMG ERISA Excess Plan

         *AMG Capital/Accumulation Plan

         *AMG Profit Sharing Plan

         *AMG Salary Continuation Plan
           (Section 5.0 only)

         *AMG Medical and Dental Care Plans

         *AMG Educational Reimbursement Plan

         *AMG Vacation Plan

         *AMG Health Care Plan

         *AMG Disability Income Plan

         *AMG Cafeteria Plan
              . Life Insurance
              . Benefit Bank
              . Optional Disability Income
              . Optional Vacation

         *AMG Executive Lease Vehicle Program

         *AMG Executive Wellness Program

                              EMPLOYMENT AGREEMENT
                                    (BOTICH)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and WALTER R. BOTICH ("Employee").

                              W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.   Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Vice President - Corporate Quality Assurance. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform his duties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2.   Compensation.

     For Employee's services hereunder Employer shall pay to Employee

          (a) a salary at the rate of One Hundred Thirty-Five Thousand ($135,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

          (b) the opportunity to earn an annual bonus of up to Forty Thousand ($40,000) Dollars for each fiscal year (ending October 31/st/) provided that

               (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

               (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

               (iii) Employer's financial statements for such year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

          2 (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by Section 5.

     3.   Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be located in the South Bend, Indiana area.

     4.   Travel; Expenses.

     The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5.   Early Termination of Employment Term on Disability or Death.

          (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

          (b)  The Employment Term shall end upon the death of the Employee.

          (c) In the event of termination for disability or death, the Employer shall pay the Employee the $40,000 annual bonus provided for in
               Section 2(b) prorated for the period from the start of the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6.   Confidentiality; Competition.

          (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

          (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

          (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

          (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him of the provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7.   Benefits.

     The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8.   Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9.   Default by Employee.

     If the Employee shall:

          (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

          (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

          (iii) be convicted of a crime involving moral turpitude; or

          (iv) fail or neglect diligently to perform his duties hereunder and continue in his failure after written notice; or

          (v)   engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

     10.  Successors.

     The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

     11.  Automatic Roll-Over

     The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing.

     12.  Notices.

     Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

     To Employee:                  To Employer:
     -----------                   -----------

     Walter R. Botich              AM General Corporation
     5749 Danbury Drive                  105 North Niles Avenue
     South Bend, IN 46614                South Bend, IN 46617
                                         Attention: President
     with copy to:          The Renco Group, Inc.
     ------------
                            30 Rockefeller Plaza, 42/nd/ Floor
                            New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

     13.  Waiver.

     The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

     14.  Entire Agreement; Governing Law.

     There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

     Attest:                       EMPLOYER:
                                        AM GENERAL CORPORATION

     ____________________          By _________________________________


     Witness:                          EMPLOYEE:

     ____________________          ____________________________________
                                   Walter R. Botich

                                   SCHEDULE A
                     WALTER R. BOTICH/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                ----------------
*AMG Retirement Plan

*AMG ERISA Excess Plan

*AMG Capital/Accumulation Plan

*AMG Profit Sharing Plan

*AMG Salary Continuation Plan
  (Section 5.0 only)

*AMG Medical and Dental Care Plans

*AMG Educational Reimbursement Plan

*AMG Vacation Plan

*AMG Health Care Plan

*AMG Disability Income Plan

*AMG Cafeteria Plan
   . Life Insurance
   . Benefit Bank
   . Optional Disability Income
   . Optional Vacation

*AMG Executive Lease Vehicle Program

*AMG Executive Wellness Program

                              EMPLOYMENT AGREEMENT
                                     (TULL)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and GARY TULL ("Employee").

                              W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.  Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Vice President - Washington Operations. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform his duties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2.  Compensation.

     For Employee's services hereunder Employer shall pay to Employee

          (a) a salary at the rate of One Hundred Thirty-Five Thousand ($135,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

          (b) the opportunity to earn an annual bonus of up to Twenty-Five Thousand ($25,000) Dollars for each fiscal year (ending October 31st) provided that

               (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

          (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

          (iii) Employer's financial statements for such year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

     (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by
           Section 5.

     3.  Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be located in the Washington DC area.

     4.  Travel; Expenses.

     The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5.  Early Termination of Employment Term on Disability or Death.

         (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

         (b)  The Employment Term shall end upon the death of the Employee.

         (c) In the event of termination for disability or death, the Employer shall pay the Employee the $25,000 annual bonus provided for in
              Section 2(b) prorated for the period from the start of the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6.  Confidentiality; Competition.

         (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

         (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

         (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

         (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him of the provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7.  Benefits.

     The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8.  Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9.  Default by Employee.

     If the Employee shall:

         (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

         (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

         (iii)  be convicted of a crime involving moral turpitude; or

          (iv) fail or neglect diligently to perform his duties hereunder and continue in his failure after written notice; or

          (v)   engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

     10.  Successors.

     The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

     11.  Automatic Roll-Over

     The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing

     12.  Notices.

     Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

     To Employee:                       To Employer:
     -----------                        -----------

     Gary Tull                          AM General Corporation
     46429 Montgomery Place                  105 North Niles Avenue
     Potomac Falls, VA 20165                 South Bend, IN 46617
                                             Attention: President
          with copy to:           The Renco Group, Inc.
          ------------
                                  30 Rockefeller Plaza, 42/nd/ Floor
                                  New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

     13.  Waiver.

     The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

     14.  Entire Agreement; Governing Law.

     There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

     Attest:                         EMPLOYER:
                                          AM GENERAL CORPORATION

     ________________                By _________________________________

     Witness:                             EMPLOYEE:

     ________________                ____________________________________
                                     Gary Tull

                                   SCHEDULE A
                        GARY TULL/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                -----------------

*AMG Retirement Plan

*AMG ERISA Excess Plan

*AMG Capital/Accumulation Plan

*AMG Profit Sharing Plan

*AMG Salary Continuation Plan
  (Section 5.0 only)

*AMG Medical and Dental Care Plans

*AMG Educational Reimbursement Plan

*AMG Vacation Plan

*AMG Health Care Plan

*AMG Disability Income Plan

*AMG Cafeteria Plan
   . Life Insurance
   . Benefit Bank
   . Optional Disability Income
   . Optional Vacation

*AMG Executive Lease Vehicle Program

*AMG Executive Wellness Program

                              EMPLOYMENT AGREEMENT
                                    (WUSLICH)

     AGREEMENT effective as of November 1, 2001, between AM GENERAL CORPORATION ("Employer"), and GARY L. WUSLICH ("Employee").

                              W I T N E S S E T H:

     WHEREAS Employer desires to employ Employee on the terms hereof, and Employee desires to accept employment on such terms;

     In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1.   Term and Duties.

     Commencing on the date hereof and continuing until October 31, 2004, and thereafter from year to year unless sooner terminated as herein provided (the "Employment Term"), the Employer hereby employs the Employee as Vice President - Human Resources. The Employee hereby accepts such employment and agrees to devote all of his business time and his best efforts to the business of Employer and as may be necessary to perform his duties in accordance with the policies and budgets established from time to time by Employer and its Board of Directors and President.

     2.   Compensation.

     For Employee's services hereunder Employer shall pay to Employee

          (a) a salary at the rate of One Hundred Twenty-Five Thousand ($125,000) Dollars per year (or such greater amount as Employer may from time to time determine), payable periodically in accordance with Employer's usual executive payroll payment procedures; plus

          (b) the opportunity to earn an annual bonus of up to Thirty Thousand ($30,000) Dollars for each fiscal year (ending October 31st) provided that

               (i) Employee achieves Employer's performance objectives to the satisfaction of employer;

               (ii) Employee is in the active employment of Employer, and actually engaged in performing duties, at the close of such fiscal year, and

               (iii) Employer's financial statements for such year, as prepared by its independent public accountants, show a positive net income available for common stock, as determined in accordance with generally accepted accounting principles consistently applied, but after adding back any non-cash charges for post-employment benefits and before this bonus and bonuses provided for in all other executive employment agreements.

Such annual bonus for each year shall be payable within 15 days after the Employer's accountants have completed preparation of the Employer's financial statement for such year. The determination of such accountants as to the amount of the net income, as shown in such statements shall be conclusive on the parties. Eligibility for this executive performance based bonus does not detract from Employee's participation in the Profit Sharing Plan available to all salaried employees.

          (c) In the event Employee's employment is terminated by the Employer prior to the end of the Employment Term, and the Employee is not in default of this Agreement as provided in Section 9, Employer shall continue Employee's salary as defined in Section 2(a) for the remaining period of the Employment Term, but in no case less than twelve months following termination of employment. The provisions of Sections 1.0 through 4.0 of the AM General Salary Continuation Plan shall not have application in the event of such a termination of employment. In the event of a termination of employment under this Subsection, Employee shall not be entitled to receive any annual bonus provided for in Section 2(b) or to any proration thereof. The provisions of this Subsection shall not apply in the event of Early Termination of Employment Term on Disability or Death as provided by Section 5.

     3.   Place of Employment.

     The Employee's regular place of employment during the Employment Term shall be located in the South Bend, Indiana area.

     4.   Travel; Expenses.

     The Employee shall engage in such travel as may reasonably be required in connection with the performance of his duties.

     All reasonable travel and other expenses incurred by the Employee (in accordance with the policies and the budget of the Employer established from time to time) in carrying out his duties hereunder will be reimbursed by the Employer on presentation to it of expense accounts and appropriate documentation in accordance with the customary procedures of the Employer for reimbursement of executive expenses.

     5.   Early Termination of Employment Term on Disability or Death.

          (a) If during the Employment Term, the Employee fails because of illness or other incapacity (including incapacity because of substance abuse) to render to the Employer the services required of him hereunder for a period of two months (during which the Employer shall continue the Employee's compensation at the rates herein provided), the Employer may, in its discretion, give one month notice of termination of the Employment Term (during which the Employee's compensation shall likewise be continued), and if the Employee shall not resume full performance of his duties within such one-month period, the Employment Term shall terminate at the expiration thereof, provided that any such termination shall not affect the right of the Employee (or his estate) to continue to receive benefits under any disability insurance plan covering the Employee which is in effect at the date of termination.

          (b)  The Employment Term shall end upon the death of the Employee.

          (c) In the event of termination for disability or death, the Employer shall pay the Employee the $30,000 annual bonus provided for in
               Section 2(b) prorated for the period from the start of the fiscal year to date of termination, provided that the requirements of Subsections 2(b)(i) and (iii) have been met for such fiscal year.

     6.   Confidentiality; Competition.

          (a) For the purposes hereof, all confidential information about the business and affairs of the Employer (including, without limitation, business plans, product design and specifications, financial, engineering and marketing information and information about costs, manufacturing methods, suppliers and customers) constitute "Employer Confidential Information." Employee acknowledges that he will have access to and knowledge of Employer Confidential Information, and that improper use or revelation of same by the Employee during or after the termination of his employment by the Employer could cause serious injury to the business of the Employer. Accordingly, the Employee agrees that he will forever keep secret and inviolate all Employer Confidential Information which comes into his possession, and that he will not use the same for his own private benefit, or directly or indirectly for the benefit of others, and that he will not disclose such Employer Confidential Information to any other person except as necessary in pursuance of his duties.

          (b) The Employee agrees that during the Employment Term and for two years after the end of the Employment Term (the "Non-Competition Period"), the Employee will not (whether as an officer, director, partner, proprietor, investor, associate, employee, consultant, adviser, public relations or advertising representative or otherwise), directly or indirectly, be engaged in the business of manufacturing or assembly of trucks or component parts in any part of the United States (which the parties acknowledge is the Employer's trading area). For purposes of the preceding sentence, the Employee shall be deemed to be engaged in any business which any person for whom he shall perform services is engaged. Nothing herein contained shall be deemed to prohibit the Employee from owning, as a passive investment, a security of any issuer which is not a supplier, vendor, customer or competitor of the Employer. In situations where an involuntary termination of the Employee may occur, the provisions provided for in this subsection shall not be applicable. However, in situations where an involuntary termination is a result of a default of employee under the provisions of Paragraph 9, the provisions of this paragraph shall be applicable.

          (c) Within the terms of this Agreement, it is intended to limit disclosure and competition by the Employee to the maximum extent permitted by law. If it shall be finally determined by any court of competent jurisdiction ruling on this Agreement that the scope or duration of any limitation contained in this paragraph 6 is too extensive to be legally enforceable, then the parties hereby agree that the scope and duration (not greater than that provided for herein) of such limitation shall be the maximum scope and duration which shall be legally enforceable and the Employee hereby consents to the enforcement of such limitation as so modified.

          (d) The Employee acknowledges that any violation by him of the provisions of this paragraph 6 could cause serious and irreparable damages to the Employer. He further acknowledges that it might not be possible to measure such damages in money. Accordingly, the Employee further acknowledges that, in the event of a breach or threatened breach by him of the provisions of this paragraph 6, the Employer may seek, in addition to any other rights or remedies, including money damages, an injunction or restraining order, restraining the Employee from doing or continuing to do or perform any acts constituting such breach or threatened breach.

     7.   Benefits.

     The Employer agrees to provide to the Employee the benefits listed in Schedule A hereto.

     8.   Employee's Representation.

     Employee hereby represents to the Employer that he has full lawful right and power to enter into this Agreement and carry out his duties hereunder, and that same will not constitute a breach of or default under any employment, confidentiality, non-competition or other agreement by which he may be bound.

     9.   Default by Employee.

     If the Employee shall:

          (i) commit an act of dishonesty against the Employer or fraud upon the Employer; or

          (ii) breach his obligations under this Agreement and fail to cure such breach within five (5) days after written notice thereof; or

          (iii) be convicted of a crime involving moral turpitude; or

          (iv) fail or neglect diligently to perform his duties hereunder and continue in his failure after written notice; or

          (v)    engage in any other acts of gross misconduct against employer then, and in any such case, the Employer may terminate the employment of the Employee hereunder and, in the event of any such termination, the Employee shall no longer have any right to any of the benefits (including future salary payments) which would otherwise have accrued after such termination.

     10.  Successors.

     The rights, benefits, duties and obligations under this Agreement shall inure to and be binding upon the Employer, its successors and assigns and upon the Employee and his legal representatives, legatees and heirs. It is specifically understood, however, that this Agreement may not be transferred or assigned by the Employee. The Employer may assign any of its rights and obligations hereunder to any subsidiary or affiliate of the Employer, or to a successor or survivor resulting from a merger, consolidation, sale of assets or stock or other corporate reorganization, on condition that the assignee shall assume all of the Employer's obligations hereunder and it is agreed that such successor or surviving corporation shall continue to be obligated to perform the provisions of this Agreement.

     11.  Automatic Roll-Over

     The Agreement shall automatically extend for an additional one year period, on each expiration date, unless either party shall have theretofore given at least 90 days prior written notice of termination. Any extension shall be on the terms in force immediately preceding said extension, unless otherwise agreed in writing

     12.  Notices.

     Notices hereunder shall be in writing and shall be sent by telegraph or by certified or registered mail, telecopy, or recognized overnight delivery service (such as Federal Express) prepaid as follows:

     To Employee:                 To Employer:
     -----------                  -----------

     Gary L. Wuslich              AM General Corporation
     15801 Ashville Lane                105 North Niles Avenue
     Granger, IN 46530                  South Bend, IN 46617
                                        Attention: President
     with copy to:             The Renco Group, Inc.
     ------------
                               30 Rockefeller Plaza, 42/nd/ Floor
                               New York, NY 10112

and shall be deemed to have been given when telecopied to the addressee or three days after placed in the mail or the second business day following delivery to a recognized overnight delivery service (such as Federal Express) or a telegraph company, prepaid and properly addressed. Notices to the Employee may also be delivered to him personally. Notices of change of address shall be given as provided above, but shall be effective only when actually received.

     13.  Waiver.

     The failure of either party to insist upon the strict performance of any of the terms, conditions, and provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance therewith, and said terms, conditions, and provisions shall remain in full force and effect. No waiver of any term or condition of this Agreement on the part of the Employer shall be effective for any purposes whatsoever unless such waiver is in writing and signed by the Employer.

     14.  Entire Agreement; Governing Law.

     There are no oral or written understandings concerning the Employee's employment by Employer outside of this Agreement. This Agreement may not be modified except by a writing signed by the parties hereto. This Agreement supersedes any and all prior employment agreements or understandings. This Agreement is made under; and shall be construed in accordance with, the laws of Indiana, applicable to agreements to be performed wholly within that state.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

     Attest:                         EMPLOYER:
                                          AM GENERAL CORPORATION

     _______________                 By _________________________________


     Witness:                             EMPLOYEE:

     _______________                 ____________________________________
                                     Gary L. Wuslich

                                   SCHEDULE A
                     GARY L. WUSLICH/AM GENERAL CORPORATION
                              Employment Agreement
                           Effective November 1, 2001

                                Employee Benefits
                                -----------------

*AMG Retirement Plan

*AMG ERISA Excess Plan

*AMG Capital/Accumulation Plan

*AMG Profit Sharing Plan

*AMG Salary Continuation Plan
 (Section 5.0 only)

*AMG Medical and Dental Care Plans

*AMG Educational Reimbursement Plan

*AMG Vacation Plan

*AMG Health Care Plan

*AMG Disability Income Plan

*AMG Cafeteria Plan
   . Life Insurance
   . Benefit Bank
   . Optional Disability Income
   . Optional Vacation

*AMG Executive Lease Vehicle Program

*AMG Executive Wellness Program